File Nos. 33-14294
                                                                      811-5160

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

      Pre-Effective Amendment No.                                     [  ]


      Post-Effective Amendment No. 19                                 [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


      Amendment No. 19                                                [ X ]


                        (Check appropriate box or boxes.)

                  DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
               (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on October 1, 2001 pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----


Dreyfus New York

Tax Exempt Funds

Dreyfus New York Tax Exempt Money Market Fund

Dreyfus New York Tax Exempt Intermediate Bond Fund

Dreyfus New York Tax Exempt Bond Fund, Inc.


Three investment choices seeking income exempt from federal, New York state and New York city income taxes

PROSPECTUS October 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                    Contents

                                    THE FUNDS

------------------------------------------------------

                                 1 Introduction

                                 2 Goal/Approach

                                 5 Main Risks

                                 7 Past Performance

                                10 Expenses

                                13 Management

                                14 Financial Highlights

                                   YOUR INVESTMENT

--------------------------------------------------------------------

                               17 Account Policies

                               21 Distributions and Taxes

                               22 Services for Fund Investors

                               24 Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                   Back Cover

Each fund's investment approach, risks, performance, expenses and related information

Information for managing your fund account

Where to learn more about these and other Dreyfus funds

The Funds

Dreyfus New York Tax Exempt Money Market Fund

-------------------------------

Ticker Symbol: DNYXX

Dreyfus New York Tax Exempt Intermediate Bond Fund

------------------------------

Ticker Symbol: DRNIX

Dreyfus New York Tax Exempt Bond Fund

-------------------------------

Ticker Symbol: DRNYX

This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund.

The funds differ in their average portfolio maturity, which affects their level of income and degree of share price fluctuation. The Money Market Fund seeks to maintain a stable $1.00 share price. It offers share price stability for investors looking to protect principal, but has the lowest income potential of the three funds. The Bond Funds each offer higher income and return potential, mainly relative to their average maturities, but their share prices will fluctuate.

Each fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.


INFORMATION ON EACH FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).


What these funds are -- and aren't

These funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to reach their stated goals, although as with all mutual funds, they cannot offer guaranteed results.

An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

Introduction

Dreyfus New York Tax Exempt Funds

GOAL/APPROACH

Dreyfus New York Tax Exempt Money Market Fund


THE MONEY MARKET FUND seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.

To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax.

Although the fund's objective is to generate income exempt from federal and New York state and city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand

MUNICIPAL OBLIGATIONS: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Dreyfus New York Tax Exempt Intermediate Bond Fund


THE INTERMEDIATE BOND FUND seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in bonds of below investment grade credit quality ("high yield" or "junk" bonds).

Although the fund's objective is to generate income exempt from federal and New York state and city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.

The Funds

GOAL/APPROACH (CONTINUED)

Dreyfus New York Tax Exempt Bond Fund


THE BOND FUND seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. The fund will invest at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in high yield municipal bonds.

Although the fund's objective is to generate income exempt from federal and New York state and city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand


AVERAGE MATURITY: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund. In general, for bond funds, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.


MAIN RISKS

Dreyfus New York Tax Exempt Money Market Fund

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

*     interest rates could rise sharply, causing the fund's share price to drop

* New York's economy and revenues underlying its municipal obligations may decline

* the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single stat

* any of the fund's holdings could have its credit rating downgraded or could default

Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.


Generally, the Money Market Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.


The Funds

MAIN RISKS (CONTINUED)

Dreyfus New York Tax Exempt Intermediate Bond Fund and Dreyfus New York Tax Exempt Bond Fund


The principal risks of the Intermediate Bond Fund and Bond Fund are discussed below. The value of your investment in a fund will go up and down, which means that you could lose money.

* INTEREST RATE RISK. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer a fund's maturity and duration, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering a fund's share price. Although the funds invest primarily in investment grade municipal bonds, they have the ability to invest in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* ILLIQUIDITY. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their face value. In such a market, the value of such securities and a fund's share price may fall dramatically.

* STATE SPECIFIC RISK. The funds are subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the funds more sensitive to risks specific to the state.


Other potential risks


The Intermediate Bond Fund and Bond Fund, at times, may invest in derivative securities, such as futures, options and inverse floaters, which may cause taxable income. While used primarily to hedge the funds' portfolios and to seek increased returns, such strategies can increase the funds' volatility and lower their returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a potentially large impact on a fund's performance.


PAST PERFORMANCE

Dreyfus New York Tax Exempt Money Market Fund

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table shows the fund's average annual total return over time. Of course, past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


3.81    2.31   1.62    2.12    3.24    2.79    3.00    2.75    2.51    3.45
  91      92     93      94      95      96      97      98      99      00

BEST QUARTER:                                 Q1 '91         +0.96%


WORST QUARTER:                                Q1 '93         +0.38%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.35%.

--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00


1 Year                         5 Years               10 Years
--------------------------------------------------------------------------------


3.45%                          2.90%                  2.76%

For the fund's current 7-day yield, please call toll-free: 1-800-645-6561.


The Funds

PAST PERFORMANCE (CONTINUED)

Dreyfus New York Tax Exempt Intermediate Bond Fund


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, each an unmanaged non-New York-specific municipal bond benchmark for total return performance. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


11.14    9.38  11.52   -5.11   14.03    4.16    8.24    6.05   -2.26    9.57
   91      92     93      94      95      96      97      98      99      00


BEST QUARTER:         Q1 '95         +5.68%


WORST QUARTER:        Q1 '94         -4.44%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.20%.


-------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00


                            1 Year             5 Years           10 Years
-------------------------------------------------------------------------------


FUND                       9.57%                5.07%              6.51%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX*,**             9.07%                5.39%              6.76%

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX**              10.76%                5.93%              7.44%

* THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX HAS BEEN SELECTED AS THE FUND'S PRIMARY INDEX, BECAUSE IT IS DEEMED TO BE A MORE APPROPRIATE INDEX, GIVEN THE FUND'S INVESTMENTS, THAN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

**    UNLIKE THE FUND, THE INDEXES ARE NOT COMPOSED OF BONDS OF A SINGLE STATE.


Dreyfus New York Tax Exempt Bond Fund


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, an unmanaged non-New York-specific municipal bond benchmark for total return performance. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


12.42    8.85  12.65   -6.95   16.24    2.48    9.13    6.70   -3.81   11.10
   91      92     93      94      95      96      97      98      99      00


BEST QUARTER:         Q1 '95         +6.59%

WORST QUARTER:        Q1 '94         -5.52%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.16%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                          1 Year            5 Years           10 Years
-------------------------------------------------------------------------------


FUND                      11.10%             4.98%              6.64%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*     11.68%             5.84%              7.32%


*     UNLIKE THE FUND, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
      STATE.

The Funds

EXPENSES

Dreyfus New York Tax Exempt Money Market Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.50%

Shareholder services fee                                                  0.06%

Other expenses                                                            0.10%
--------------------------------------------------------------------------------

TOTAL                                                                     0.66%
--------------------------------------------------------------------------------

Expense example

1 Year                    3 Years            5 Years                   10 Years
-------------------------------------------------------------------------------

$67                       $211               $368                        $822


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.



Dreyfus New York Tax Exempt Intermediate Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load).

--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                    1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%

Rule 12b-1 fee                                                            0.25%

Other expenses                                                            0.10%
--------------------------------------------------------------------------------

TOTAL                                                                     0.95%
--------------------------------------------------------------------------------

Expense example

1 Year                        3 Years             5 Years            10 Years
-----------------------------------------------------------------------------

$97                           $303                $525               $1,166

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. During the past fiscal year, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.45%, reducing total expenses from 0.95% to 0.80%. This waiver was voluntary.

RULE 12B-1 FEE: the fee paid to the fund's distributor for distributing the fund's shares, advertising and marketing, and shareholder account service and maintenance. Since this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Funds


EXPENSES (CONTINUED)

Dreyfus New York Tax Exempt Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.

--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                    0.10%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%


Shareholder services fee                                                  0.11%

Other expenses                                                            0.06%
--------------------------------------------------------------------------------

TOTAL                                                                     0.77%
--------------------------------------------------------------------------------


Expense example

1 Year                3 Years                5 Years                  10 Years
------------------------------------------------------------------------------


$79                   $246                   $428                      $954


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. During the past fiscal year, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.56%, reducing total expenses from 0.77% to 0.73%. This waiver was voluntary.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.



MANAGEMENT


The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $168 billion in over 190 mutual fund portfolios. For the past fiscal year, Dreyfus New York Tax Exempt Money Market Fund, Dreyfus New York Tax Exempt Intermediate Bond Fund and Dreyfus New York Tax Exempt Bond Fund each paid Dreyfus a management fee at the effective annual rate of 0.50%, 0.45%, and 0.56% , respectively, of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $585 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Each fund, Dreyfus and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by each fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


Portfolio managers


Monica S. Wieboldt has been the primary portfolio manager of the Intermediate Bond Fund since May 1987 and has been a portfolio manager at Dreyfus since 1983

Samuel J. Weinstock has been the primary portfolio manager of the Bond Fund since May 1997 and has been a portfolio manager at Dreyfus since 1987.


The Funds

FINANCIAL HIGHLIGHTS

The following tables describe each fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for each fund, along with each fund's financial statements, is included in the fund's annual report.

Dreyfus New York Tax Exempt Money Market Fund

                                                                                     YEAR ENDED MAY 31,

                                                              2001           2000           1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                           1.00           1.00            1.00           1.00           1.00

Investment operations:

      Investment income -- net                                 .032           .028            .025           .029           .028

Distributions:

      Dividends from investment

      income -- net                                          (.032)         (.028)          (.025)         (.029)         (.028)

Net asset value, end of period                                 1.00           1.00            1.00           1.00           1.00

Total return (%)                                               3.28           2.88            2.54           2.97           2.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses

to average net assets (%)                                       .66            .66             .65            .67            .68

Ratio of net investment income
to average net assets (%)                                      3.22           2.84            2.50           2.93           2.79
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       295,817        271,439         295,790        281,274        291,529







Dreyfus New York Tax Exempt Intermediate Bond Fund

                                                                                    YEAR ENDED MAY 31,

                                                              2001           2000           1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                          17.22          18.31           18.62          18.06          17.83

Investment operations:

      Investment income -- net                                  .80            .81             .80            .82            .83

      Net realized and unrealized gain
      (loss) on investments                                    1.10          (.97)           (.10)            .65            .41

Total from investment operations                               1.90          (.16)             .70           1.47           1.24

Distributions:

      Dividends from investment

      income -- net                                           (.80)          (.81)           (.80)          (.82)          (.83)

      Dividends from net realized gain
      on investments                                       (.00)(1)          (.12)           (.21)          (.09)          (.18)

Total distributions                                           (.80)          (.93)          (1.01)          (.91)         (1.01)

Net asset value, end of period                                18.32          17.22           18.31          18.62          18.06

Total investment return (%)                                   11.21          (.89)            3.75           8.25           7.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                     .80            .80             .80            .80            .80

Ratio of net investment income
to average net assets (%)                                      4.43           4.53            4.28           4.44           4.64

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                          .15            .15             .14            .15            .16

Portfolio turnover rate (%)                                   15.45          36.07           33.08          42.40          45.29
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       343,561        300,629         366,526        365,481        357,530


(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

The Funds

FINANCIAL HIGHLIGHTS (CONTINUED)

Dreyfus New York Tax Exempt Bond Fund

                                                                                      YEAR ENDED MAY 31,


                                                              2001           2000           1999            1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                          14.03          15.27           15.47          14.97          14.64

Investment operations:

      Investment income -- net                                  .72            .72             .74            .75            .76

      Net realized and unrealized gain
      (loss) on investments                                     .93         (1.10)           (.06)            .63            .41

Total from investment operations                               1.65          (.38)             .68           1.38           1.17

Distributions:

      Dividends from investment

      income -- net                                           (.72)          (.73)           (.74)          (.74)          (.76)

      Dividends from net realized gain
      on investments                                       (.00)(1)          (.13)           (.14)          (.14)          (.08)

Total distributions                                           (.72)          (.86)           (.88)          (.88)          (.84)

Net asset value, end of period                                14.96          14.03           15.27          15.47          14.97

Total return (%)                                              11.99         (2.44)            4.47           9.36           8.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                     .73            .75             .75            .73            .74

Ratio of net investment income
to average net assets (%)                                      4.91           5.02            4.77           4.86           5.10

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            .04            .05             .01          .00(2)            --

Portfolio turnover rate (%)                                   17.57          37.67           20.77          35.86          74.46
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                     1,449,047      1,387,952       1,602,113      1,672,193      1,702,686

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  AMOUNT REPRESENTS LESS THAN .01%.



Your Investment

ACCOUNT POLICIES

Buying shares


YOU PAY NO SALES CHARGES to invest in these funds. Your price for fund shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for the Money Market Fund, and at the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for the Intermediate Bond Fund and the Bond Fund, every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The Money Market Fund uses the amortized cost method of valuing its securities. The other funds' investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.


--------------------------------------------------------------------------------

Minimum investments

                                                Initial      Additional

--------------------------------------------------------------------------------


REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR DREYFUS
                                                             TELETRANSFER
                                                             INVESTMENTS


DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

AMORTIZED COST: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit a fund to maintain a stable NAV.

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:


* if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the Money Market Fund) for up to eight business days following the purchase of those shares


* the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

IF YOU ARE SELLING OR EXCHANGING SHARES of the Intermediate Bond Fund or Bond Fund that you have owned for less than 30 days, the fund may deduct a redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment). The Intermediate Bond Fund charges a 1% redemption fee and the Bond Fund charges a 0.10% redemption fee.

                        --------------------------------------------------------

                        Limitations on selling shares by phone

Proceeds

sent by                      Minimum       Maximum
                        --------------------------------------------------------

CHECK                        NO MINIMUM    $250,000 PER DAY

WIRE                         $1,000        $500,000 FOR JOINT ACCOUNTS
                                           EVERY 30 DAYS


DREYFUS                      $500          $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                               EVERY 30 DAYS



Your Investment

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

EACH FUND (EXCEPT AS NOTED BELOW) RESERVES THE RIGHT TO:

* refuse any purchase or exchange request including, for the Intermediate Bond Fund and the Bond Fund, those from any individual or group who, in the fund's view, has or is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a fund's total assets (applies mainly to the Intermediate Bond Fund and the Bond Fund only)

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of a fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the Money Market Fund and the Intermediate Bond Fund each charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.


The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.


If your account falls below $500, your fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

EACH FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your dividends and distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH FUND ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal, New York state and New York city personal income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
--------------------------------------------------------------------------------

INCOME                                     GENERALLY       GENERALLY
DIVIDENDS                                  TAX EXEMPT      TAX EXEMPT

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE


LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%


The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.


The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% or above tax rate bracket, purchased after December 31, 2000.


SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC For making automatic investments ASSET BUILDER((reg.tm)) from a designated bank account.

DREYFUS PAYROLL For making automatic investments SAVINGS PLAN through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC WITHDRAWAL PLAN For making regular withdrawals from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.


24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.

Your Investment

 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.


   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9299, Boston, MA 02205-8553



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   *   ABA# 021000018

   *   Dreyfus New York Tax Exempt
       Money Market Fund DDA# 8900052007

   *   Dreyfus New York Tax Exempt
       Intermediate Bond Fund
       DDA# 8900052236

   *   Dreyfus New York Tax Exempt Bond Fund
       DDA# 8900052422

   *   your Social Security or tax ID number

   *   name(s) of investor(s)

   Call us to obtain an account number. Return your application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

*  ABA# 021000018

*  Dreyfus New York Tax Exempt
   Money Market Fund
   DDA# 8900052007

*  Dreyfus New York Tax Exempt
   Intermediate Bond Fund
   DDA# 8900052236

*  Dreyfus New York Tax Exempt Bond Fund
   DDA# 8900052422

*  your account number

*  name(s) of investor(s)

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.


           Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.


WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.


ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number


* the fund name


* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


Mail your request to: The Dreyfus Family of Funds P.O. Box 9263, Boston, MA 02205-8501



WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.


DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.


CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment

For More Information

                        Dreyfus New York Tax Exempt Money Market Fund

                        ----------------------------

                        SEC file number:  811-5160

                        Dreyfus New York Tax Exempt Intermediate Bond Fund
                        ---------------------------

                        SEC file number:  811-5161

                        Dreyfus New York Tax Exempt Bond Fund, Inc.
                        ----------------------------

                        SEC file number:  811-3726

                        More information on these funds is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes a fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about a fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                              NYTEFP1001



------------------------------------------------------------------------------

                        DREYFUS NEW YORK TAX EXEMPT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
              DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
                 DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

                                 OCTOBER 1, 2001


------------------------------------------------------------------------------



      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of Dreyfus New York Tax Exempt Money Market Fund (the "Money Market Fund"), Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Intermediate Bond Fund"), and Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Bond Fund") (each, a "Fund" and, collectively, the "Funds"), dated October 1, 2001, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

      Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been prepared for your convenience to provide you the opportunity to consider three investment choices in one document.

                                TABLE OF CONTENTS

                                                                            Page


Description of the Funds...................................................B-3
Management of the Funds...................................................B-20
Management Arrangements...................................................B-23
How to Buy Shares.........................................................B-27
Service Plan and Shareholder Services Plans...............................B-29
How to Redeem Shares......................................................B-31
Shareholder Services......................................................B-34
Determination of Net Asset Value..........................................B-37
Portfolio Transactions....................................................B-39
Dividends, Distributions and Taxes........................................B-39
Performance Information...................................................B-41
Information About the Funds...............................................B-44
Counsel and Independent Auditors..........................................B-45
Appendix A................................................................B-47
Appendix B................................................................B-84

                            DESCRIPTION OF THE FUNDS


      Each of the Money Market Fund and the Intermediate Bond Fund is a Massachusetts business trust that commenced operations on June 9, 1987 and June 12, 1987, respectively. The Bond Fund is a Maryland corporation that commenced operations on July 26, 1983. Each Fund is an open-end, management investment company, known as a mutual fund. The Intermediate Bond Fund and the Bond Fund are referred to as the "Longer Term Funds."


      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities


      The following information supplements (except as noted) and should be read in conjunction with the Funds' Prospectus.

      Municipal Obligations. (All Funds) Each Fund will invest primarily in debt securities of the State of New York, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City personal income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by a Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State and New York City, income tax. Each Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. The Longer Term Funds may purchase Municipal Obligations with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations purchased by the Longer Term Funds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

Certain Tax Exempt Obligations. (All Funds) Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals, which for the Money Market Fund will not exceed 13 months, and in each case will be upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Tax Exempt Participation Interests. (All Funds) Each Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest and, in the case of the Money Market Fund, will have remaining maturities of 13 months or less. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Money Market Fund will invest only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Money Market Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. Certain lease obligations may be considered illiquid. With regard to the Longer Term Funds, determination as to the liquidity of such securities is made in accordance with guidelines established by each Fund's Board. Pursuant to such guidelines, each Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, each Fund's Board has directed the Manager to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.


Tender Option Bonds. (All Funds) Each Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

      The Money Market Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Money Market Fund otherwise will comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Money Market Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Money Market Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable.


      Each Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for such Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. (Longer Term Funds only) Each of these Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


Stand-By Commitments. (All Funds) Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Longer Term Funds also may acquire call options on specific Municipal Obligations. A Longer Term Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Longer Term Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.


Ratings of Municipal Obligations. (All Funds) Each of the Longer Term Funds will invest at least 80% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Longer Term Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. Each Longer Term Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


      The Money Market Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two Rating Agencies (or one Rating Agency if the instrument was rated by only one Rating Agency) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Fund's Board.


      The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended May 31, 2001, computed on a monthly basis, for each Fund was as follows:


                                                                Percentage of Value

                                                      Money        Intermediate
Fitch         or  Moody's          or  S&P            Market Fund  Bond Fund   Bond Fund
-----             -------              ---            -----------  ---------   ---------


AAA               Aaa                  AAA                11.9%       40.9%       43.9%
AA                Aa                   AA                 N/A         24.0%       19.8%
A                 A                    A                  N/A         19.8%       24.4%
BBB               Baa                  BBB                N/A          7.0%        3.5%
BB                Ba                   BB                 N/A           -           -
F-1               VMIG1/MIG1,P-1       SP-1,A-1           66.3%        3.6%*        .6%
F-2               VMIG2/MIG2,P-2       SP-2,A-2             .3%        N/A         N/A
Not Rated         Not Rated            Not Rated          21.5%**      4.7%***     7.8%****
                                                          -------      -------    ---------
                                                         100.0%      100.0%      100.0%
                                                         ======      ======      ======
-----------------------------

* Includes notes rated within the highest grades by Moody's, S&P or Fitch, which, together with Municipal Obligations rated Baa/BBB, are taken into account at the time of purchase to ensure that the portfolio of each Longer Term Fund meets the 80% minimum quality standard discussed above.

** Includes securities comprising 21.5% of the Money Market Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated MIG1.

*** Includes securities comprising 4.7% of the Intermediate Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:
Aaa/AAA (.5%) and Baa/BBB (4.2%)

**** Includes securities comprising 7.8% of the Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.9%), A (1.7%) and Baa/BBB (4.2%).

      If, subsequent to being purchased by the Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Money Market Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Money Market Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions. Subsequent to its purchase by a Longer Term Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require the sale of such Municipal Obligations by a Longer Term Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent the ratings by a Rating Agency may change as a result of changes in such organization or its rating system, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      Taxable Investments. (All Funds) From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Money Market Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments. When a Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of its net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

      Zero Coupon, Pay-In-Kind and Step-Up Securities. (Longer Term Funds only) Each of these Funds may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile than the market prices of these securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


      Illiquid Securities. (All Funds) Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques


      The following information supplements (except as noted) and should be read in conjunction with the Prospectus. A Fund's use of certain of the investment techniques described below may give rise to taxable income.


      Borrowing Money. (All Funds) Each Longer Term Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Longer Term Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      Lending Portfolio Securities. (Longer Term Funds only) Each Longer Term Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Derivatives. (Longer Term Funds only) Each Longer Term Fund may invest in, or enter into derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither Longer Term Fund will be a commodity pool, certain derivatives subject each of these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Longer Term Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. (Longer Term Funds only) Each of these Funds may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


      Successful use of futures and options with respect thereto by each of these Funds also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.


      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Longer Term Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. (Longer Term Funds only) Each of these Funds may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use of options by these Funds will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Funds may incur losses.


      Future Developments. (Longer Term Funds only) Each Longer Term Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Funds' Prospectus or this Statement of Additional Information.

      Forward Commitments. (All Funds) Each Fund may purchase or sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Certain Investment Considerations and Risks

      General. (All Funds) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Longer Term Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a Longer Term Fund portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The Money Market Fund seeks to maintain a stable $1.00 share price, while the net asset value of each Longer Term Fund generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which the Longer Term Funds invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

      Investing in Municipal Obligations. (All Funds) Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to a comparable fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      Investing in New York Municipal Obligations. (All Funds) Since each Fund is concentrated in securities issued by New York or entities within New York, an investment in a Fund may involve greater risk than investments in certain other types of funds. You should consider carefully the special risks inherent in the Funds' investment in New York Municipal Obligations. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Obligations.


      Lower Rated Bonds. This section applies only to the Longer Term Funds. Lower rated bonds as described herein are not eligible investments for the Money Market Fund. Each Longer Term Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.


      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default of such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.


      Each of these Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Fund has any arrangements with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the time no interest is paid.


      Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions


      Money Market Fund. The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Money Market Fund may not:


      1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings of the Money Market Fund exceed 5% of the value of the Money Market Fund's total assets, it will not make any additional investments.

      3.    Sell securities short or purchase securities on margin.

      4. Underwrite the securities of other issuers, except that the Money Market Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

      5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

      6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus.

      7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      8. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

      9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.


      Intermediate Bond Fund and Bond Fund. Each Longer Term Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, each of these Funds has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed, as to a Fund, by vote of a majority of such Fund's Board members at any time. Neither of the Longer Term Funds may:


      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

      12.   Invest in companies for the purpose of exercising control.

      All Funds. For purposes of Investment Restriction No. 7 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the Longer Term Funds, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."


      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2 for the Longer Term Funds, however, if borrowings exceed 33 1/3 of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


                             MANAGEMENT OF THE FUNDS


      Each Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

      Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Funds


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, PlanVista Corporation (formerly, HealthPlan Services) , a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage, and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Mr. Burke was Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, he was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, he was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 65 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member.  Retired.  From 1982 to 1996, Mr. Chase was
      President of Samuel Chase & Company, Ltd., an economic consulting firm. He is 69 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. President of Lincoln Center for the Performing
      Arts, Inc. since January 1, 2001. From October 1994 to December 2000, Mr. Davis was a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, he was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 60 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member. Senior Vice President of the William Morris Agency since September 1993. From September 1987 to May 1993, Ms. Evans was Executive Vice President of Random House, Inc. and, from January 1991 to May 1993, she was President and Publisher of Turtle Bay Books; from January 1987 to December 1990, she was Publisher of Random House--Adult Trade Division; and from 1985 to 1987, she was President of Simon & Schuster--Trade Division. She is 59 years old and her address is 1325 Avenue of the Americas, 15th Floor, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Foundation.  From
      1969 to June 1992, Mr. Hiatt was Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multidivisional footwear manufacturing and retailing company. He is 74 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack Management
      Company, a real estate management company managing real estate in the New York City area. He is 50 years old and his address is 18 East 64th Street, Suite 3D, New York, New York 10021.


      Each Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


      Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund for the fiscal year ended May 31, 2001, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2000, was as follows:


                                                                 Total
                                                                 Compensation
                                                                 From Funds and
                                                                 Fund Complex
   Name of Board                                                 Paid to Board
      Member           Aggregate Compensation From Fund**        Member
----------------       ----------------------------------        ---------------
                       Money Market  Interm. Bond
                           Fund         Fund         Bond Fund



Joseph S. DiMartino     $3,750         $6,875         $9,375      $805,537 (189)

David W. Burke          $3,000         $5,500         $7,500      $254,289  (62)

Samuel Chase            $3,000         $5,500         $7,500       $48,750  (15)

Gordon J. Davis         $3,000         $5,500         $7,500      $102,335  (29)

Joni Evans              $3,000         $5,500         $7,500       $52,500  (15)

Arnold S. Hiatt         $2,750         $5,000         $7,000       $48,750  (15)

Burton N. Wallack       $3,000         $5,500         $7,500       $52,500  (15)



---------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.


** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,467, $2,934 and $4,065 for the Money Market Fund, Intermediate Bond Fund and Bond Fund, respectively, for all Board members as a group.


Officers of the Funds


STEPHEN E. CANTER, President. Chairman of the Board, Chief Executive Officer,
      President and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 182 portfolios) managed by the Manager. Mr. Canter also is a Director or Executive Committee Member of other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.

MARK N. JACOBS, Vice President.  Executive Vice President, Secretary and
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 55 years old.

JOSEPHCONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old.

JOHN B. HAMMALIAN, Secretary. Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old.

STEVEN F. NEWMAN, Assistant Secretary.  Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old.

MICHAEL A. ROSENBERG, Assistant Secretary.  Associate General Counsel of the
      Manager, and an officer of 92 investment companies (comprised of 182 portfolios) managed by the Manager. He is 41 years old.

MICHAEL CONDON, Assistant Treasurer (Money Market Fund only). Senior Treasury
      Manager of the Manager, and an officer of 35 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old.

GREGORY S. GRUBER, Assistant Treasurer (Longer Term Funds only).  Senior
      Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 31 investment companies (comprised of 60 portfolios) managed by the Manager. He is 42 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

      Each Fund's Board members and officers, as a group, owned less than 1% of such Fund's shares outstanding as of September 17, 2001.

      The following shareholder is known by the Intermediate Bond Fund to own of record 5% or more of the Intermediate Bond Fund's shares of beneficial interest outstanding on September 17, 2001: Charles Schwab & Co Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122, 7.70%.


                             MANAGEMENT ARRANGEMENTS

      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between each Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board, or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance of the Agreement also is approved by a majority of such Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of its shares, or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Chief Investment Officer, Senior Vice President and a director; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore
A. Schachar, Vice President--Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliot, Martin G. McGuinn, Michael G. Millard, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. Each Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

      All expenses incurred in the operation of a Fund are borne by that Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and distribution to existing shareholders, and any extraordinary expenses. Pursuant to the Service Plan of the Intermediate Bond Fund, the Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts. Pursuant to separate Shareholder Services Plans, the Money Market Fund and Bond Fund each bear certain allocated expenses for shareholder servicing. See "Service Plan and Shareholder Services Plans."

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      As compensation for the Manager's services, the Money Market Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. As compensation for the Manager's services, each Longer Term Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of its average daily net assets. All fees and expenses for each Fund are accrued daily and deducted before the declaration of dividends to investors. For the last three fiscal years of the

      Funds, the management fees payable by each Fund, the amounts waived by the Manager and the net fee paid by the Fund were as follows:



                           Management Fee Payable                    Reduction Fee                   Net Fee Paid

Name of Fund           1999          2000        2001         1999       2000       2001      1999        2000        2001
------------           ----          ----        ----         ----       ----       ----      ----        ----        ----

Money Market Fund    $1,476,899   $1,429,828   1,398,455       N/A        N/A       N/A    $1,476,899  $1,429,828  $1,398,455

Intermediate Bond    $2,232,576   $1,972,728   1,923,985    $538,882   $508,999  $468,894  $1,693,694  $1,463,729  $1,455,091
Fund

Bond Fund            $9,906,017   $8,808,820   8,577,555    $ 90,536   $724,769  $622,135  $9,815,481  $8,084,051  $7,955,420




      The Manager has agreed that if in any fiscal year the aggregate expenses of a Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of such Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


      The aggregate of the fees payable to the Manager by a Fund is not subject to reduction as the value of the Fund's net assets increase.

      Distributor. The Distributor, a wholly-owned subsidiary of Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, Massachusetts 02205-8501, is each Fund's transfer and dividend disbursing agent. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is each Fund's custodian. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

      General. Fund shares are sold through the Distributor or certain financial institutions, securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") that have entered into service agreements with the Distributor. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that any Fund be used as a vehicle for Keogh, IRA or other retirement qualified plans. Each Fund reserves the right to reject any purchase order.

      The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of a Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares of the Money Market Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.


      The Money Market Fund's net asset value per share is determined as of 12:00 Noon, Eastern time, on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Money Market Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

      If your payments into the Money Market Fund are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

      Qualified institutions may telephone orders for the purchase of Money Market Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

      Shares of each Longer Term Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Each Longer Term Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share of each Longer Term Fund, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."


      Using Federal Funds. The following information is applicable only to shares of the Money Market Fund. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      Dreyfus TeleTransfer Privilege. (All Funds) You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business) will be credited to the shareholder's Fund account the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 SERVICE PLAN AND SHAREHOLDER SERVICES PLANS

      The Intermediate Bond Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act and the Money Market Fund and Bond Fund have adopted separate Shareholder Services Plans.

      Service Plan. (Intermediate Bond Fund only) Rule l2b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Fund pays the Distributor for distributing the Fund's shares, advertising and marketing relating to the Fund and servicing shareholder accounts ("Servicing"), at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Service Plan adopted will benefit the Fund and its shareholders. The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred.

      The Fund also bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund bears
(a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes, and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005 of 1% of the value of its average daily net assets for such fiscal year.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of the holders of a majority of such Fund's shares. Any service agreement is terminable without penalty, at any time, by such vote of the Board members or upon 15 days' notice by either party to such service agreement. A service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      For the fiscal year ended May 31, 2001, the Intermediate Bond Fund paid $803,718 pursuant to the Plan, of which (a) $801,660 was paid to the Distributor and the Manager for advertising and marketing Fund shares and Servicing, and (b) $2,058 was paid for printing the Fund's prospectuses and statement of additional information, as well as implementing and operating the Service Plan.


      Shareholder Services Plans. (Money Market Fund and Bond Fund only) Each of these Funds has adopted a separate Shareholder Services Plan, pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses for the provision of certain services to such Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the respective Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan.


      For the fiscal year ended May 31, 2001, the Money Market Fund paid $166,585, and the Bond Fund paid $1,506,601, pursuant to the Fund's Shareholder Services Plan.


                              HOW TO REDEEM SHARES


      General. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds (or delay the redemption of such shares in the case of the Money Market Fund) for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      Redemption Fee. (Longer Term Funds only) The Intermediate Bond Fund and Bond Fund will deduct a redemption fee equal to 1% and 0.10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 2001, the Bond Fund retained $11,527 and the Intermediate Bond Fund retained $1,147 in redemption fees.


      No redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.

      Checkwriting Privilege. (All Funds) Each Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. Potential fluctuations in the net asset value of a Longer Term Fund's shares should be considered in determining the amount of any Check drawn on an account in a Longer Term Fund. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.


      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


      This Privilege will be terminated immediately, without notice, with respect to any Longer Term Fund account which is, or becomes, subject to backup withholding on redemptions. Any Check written on a Longer Term Fund account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      Wire Redemption Privilege. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Money Market Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise the Money Market Fund will initiate payment on the next business day. The Longer Term Funds ordinarily will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or the Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


      Dreyfus TeleTransfer Privilege. (All Funds) You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Redemption Through a Selected Dealer. (Intermediate Bond Fund only) If you are a shareholder of the Intermediate Bond Fund and a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange on a given day, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.


      Share Certificates; Signatures. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. (All Funds) Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      Suspension of Redemptions. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

                              SHAREHOLDER SERVICES


      Fund Exchanges. (All Funds) You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Intermediate Bond Fund and Bond Fund will deduct a redemption fee equal to 1% and 0.10%, respectively, of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. (All Funds) Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.



      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time by a Fund upon notice to its shareholders.


      Dreyfus-Automatic Asset Builder(R). (All Funds) Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. (All Funds) Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. (All Funds) Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      Dreyfus Step Program. (All Funds) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund may modify or terminate this Program at any time.


      Dreyfus Dividend Options. (All Funds) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


      Automatic Withdrawal Plan. (All Funds) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE


      Amortized Cost Pricing. The information contained in this section is applicable only to the Money Market Fund. The valuation of the Money Market Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


      The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

      The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


      Valuation of Portfolio Securities. The information contained in this section is applicable only to the Longer Term Funds. The investments of each Longer Term Fund are valued each business day by an independent pricing service (the "Service") approved by such Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the relevant Fund's Board. These procedures need not be used to determine the value of securities held by a Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. As to each Fund, expenses and fees, including the management fees (reduced by the expense limitation, if any) and fees pursuant to the Service Plan or Shareholder Services Plan, as the case may be, are accrued daily and are taken into account for the purpose of determining the net asset value of such Fund's shares.


      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             PORTFOLIO TRANSACTIONS


      Portfolio securities ordinarily are purchased from and sold to parties acting as principal. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by any Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

      Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of a Fund or other funds managed by the Manager or its affiliates.


      Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      All Funds. Management believes that each Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended May 31, 2001. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day for the Money Market Fund and on the next business day for the Longer Term Funds. With respect to the Longer Term Funds, Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day (calendar day in the case of the Money Market Fund) of each month, and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. For the Longer Term Funds, distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

      Longer Term Funds Only. Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Funds in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION


      Money Market Fund. For the seven-day period ended May 31, 2001, the Fund's yield was 2.61% and its effective yield was 2.64%. The Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      Based upon a combined 2001 Federal, New York State and New York City personal income tax rate of 45.94%, the Fund's tax equivalent yield for the seven-day period ended May 31, 2001 was 4.83%.

      Longer Term Funds. The Intermediate Bond Fund's and Bond Fund's yield for the 30-day period ended May 31, 2001 was 3.70% and 4.16%, respectively. The yield reflects the waiver of a portion of the management fee and/or absorption of certain expenses by the Manager, without which the Fund's 30-day yield for the period ended May 31, 2001 would have been 3.53%. Current yield for a Longer Term Fund is computed pursuant to a formula which operates as follows: the amount of a Fund's expenses accrued for a 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2001 Federal, New York State and New York City personal income tax rate of 45.94%, the Intermediate Bond Fund's tax equivalent yield for the 30-day period ended May 31, 2001 was 6.84%, and the Bond Fund's tax equivalent yield for such period was 7.70%. These yields reflect the waiver of a portion of the management fee and/or absorption of certain expenses by the Manager, without which, the Intermediate Bond Fund's and the Bond Fund's tax equivalent yield for the 30-day period ended May 31, 2001 would have been 6.53% and 7.70%, respectively.

      The Intermediate Bond Fund's average annual total return for the one-, rfive- and ten- year periods ended May 31, 2001 was 11.21%, 5.80% and 6.34%, respectively. The Bond Fund's average annual total return for the one, five and ten year periods ended May 31, 2001 was 11.99%, 6.18% and 6.41%, respectively. Had a portion of each Fund's management fee not been waived and/or certain expenses not been absorbed, the Fund's return would have been lower. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Intermediate Bond Fund's total return for the period June 12, 1987 (commencement of operations) to May 31, 2001 was 144.58%. The Bond Fund's aggregate total return for the period July 26, 1983 (commencement of operations) to May 31, 2001 was 287.77%. Had a portion of each Fund's management fee not been waived and/or certain expenses not been absorbed, the Fund's return would have been lower. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      All Funds. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yields noted above represent the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.875% and 4.46%, respectively, have been used. The tax equivalent figure, however, does not reflect the potential effect of local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Money Market Fund's price per share is determined.

      From time to time, each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


      Comparative performance information may be used from time to time in advertising or marketing shares of the Funds, including data from Wiesenberger/Thomson Financial, Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Indexes, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for a Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Longer Term Funds also may refer to Morningstar ratings and related analyses supporting such ratings.

      From time to time, advertising material for a Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                           INFORMATION ABOUT THE FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Each Fund share is of one class and has equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Bond Fund, or two-thirds, in the case of the Money Market Fund and Intermediate Bond Fund, of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Money Market Fund and Intermediate Bond Fund are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Money Market Fund and Intermediate Bond Funds of which they are shareholders. However, each Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instruments entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


      The following information applies to the Intermediate Bond Fund and Bond Fund only. Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. Each Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.


      During times of drastic economic or market conditions, the Intermediate Bond Fund and Bond Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      Each Fund sends annual and semi-annual financial statements to all its respective shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of each Fund.

                                   APPENDIX A

                 INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

          RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

      The State's fiscal year begins on April 1st and ends on March 31st. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; on May 5, 2000, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-01 fiscal year, the State enacted appropriations that permitted the State to continue its operations.

      Following enactment of the 2000-01 budget, the State prepared a Financial Plan for the 2000-01 fiscal year (the "2000-01 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. On January 16, 2001, the State released the Third Quarterly Update to the 2000-01 Financial Plan (the "Update"). For fiscal year 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, were estimated at $38.92 billion ($39.90 billion as of the Update), an increase of $1.75 billion or 4.72% over 1999-2000. Projected spending under the 2000-01 enacted budget was $992 million above the Governor's Executive Budget recommendations.

      The 2000-01 Financial Plan projected closing balances in the General Fund and other reserves of $3.2 billion, with $1.14 billion projected for the General Fund as of the Update.

      Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

      Many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan also is based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget (DOB) believes that its projections of receipts and disbursements relating to State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the State's Annual Information Statement and any updates and summarized below, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

2000-01 State Financial Plan

      Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6% of All Governmental Funds disbursements and 67.8% of total State Funds disbursements. General Fund moneys also are transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      Total receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over 1999-2000.

      The State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001 with the release of the 2001-02 Executive Budget. The DOB now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the July 31, 2000 update (the "Mid-Year Update"). The DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

      The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, the DOB proposes to deposit $80 million from the surplus into the State's Tax Stabilization Reserve Fund (TSRF) (the sixth consecutive annual deposit). In the 2001-02 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule.

      Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion. General Fund disbursements, including transfers to other funds, totaled $27.23 billion. The updated 2000-01 Financial Plan projections incorporate these results.

Projected General Fund Receipts

      Total General Fund receipts and transfers in 2000-01 are projected to be $39.72 billion ($40.12 billion as of the Update), an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

      The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of almost 5%.

      This growth is largely a function of two factors: (i) the 9% growth in income tax liability projected for tax year 2000; and (ii) the impact of the 1999 tax year settlement recorded early in the 2000-01 fiscal year.

      The most significant statutory changes made this fiscal year provide for an increase, phased-in over two years, in the earned income tax credit from 25% to 30% of the Federal credit.

      User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in the prior year.

      The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 4.5%. Modest decreases in motor fuel and alcoholic beverage taxes over 1999-2000 levels also are expected. However, receipts from auto rental taxes are estimated to increase modestly.

      Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes.

      Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year impact of a scheduled corporation franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25% to 2.5%, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies.

      Other taxes include the estate and gift tax, the real property gains tax and pari-mutual taxes. Taxes in this category are now projected to total $766 million, $341 million below last year's amount. The primary factors accounting for most of the expected decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutual tax.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.34 billion, down $309 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments completed in January 2000.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to Local Government Assistance Corporation (LGAC).

      Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by approximately $74 million, while transfers from all other funds are expected to decrease by $34 million.

Projected General Fund Disbursements

      General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated in the Mid-Year Update to be at $39.29 billion in 2000-01 ($1.14 billion as of the Update), an increase of $370 million over the Financial Plan enacted in May 2000. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

      Following the pattern of the last three fiscal years, education programs receive the largest share of new funding contained in the 2000-01 Financial Plan. School aid is expected to grow by $850 million or 8.0% over 1999-2000 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($801 million increase) and general State charges ($104 million).

      The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

      Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools (43%) and for the State's share of Medicaid payments to providers (21%). Grants to Local Governments are projected in the Update to be at $26.86 billion.

      Under the 2000-01 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. For all other educational programs, disbursements are projected to grow by $376 million to $3.23 billion.

      Spending for Medicaid in 2000-01 is projected to total $5.59 billion, an increase of 4% from 1999-2000. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. Disbursements for all other health and social welfare programs are projected to total $1.93 billion, an increase of $262 million.

      The remaining disbursements primarily support community-based mental hygiene programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments is projected at $923 million.

      State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University of New York (SUNY). Spending in State operations is projected in the Mid-Year Update to be $7.40 billion, an increase of $801 million over the prior year. The growth reflects $324 million for new labor contracts, offset by $30 million in savings from efficiencies in agency operations, a $38 million reduction in one-time receipts from the SUNY, and a $56 million decrease in Federal grants from the Department of Correctional Services. The State's overall workforce is expected to remain stable at around 195,000 employees.

      General State charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

      Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the prior year. The change primarily reflects higher health insurance rates in calendar year 2000, primarily to cover the increasing cost of providing prescription drug benefits for State employees. The 2000-01 spending estimate continues to assume the $250 million in offset funds related to the dissolution of the Medical Malpractice Insurance Association, which is the last year these funds are expected to be available.

      This category accounts for debt service on short-term obligations of the State, i.e., the interest costs of the State's commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during 2000-01, as this program is being replaced with additional variable rate general obligation bonds. The majority of the State's debt service is for long-term bonds, and is shown in the Financial Plan as a transfer to the General Debt Service Fund.

      Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

      Long-term debt service transfers are projected at $2.26 billion in 2000-01, an increase of $18 million from 1999-2000. The increase reflects debt service costs from prior-year bond sales (net of refunding savings) and certain sales planned to occur during the 2000-01 fiscal year to support new capital spending, primarily for economic development, the environment and education.

      Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers in this category are projected to total $234 million in 2000-01, an increase of $23 million from the prior year.

      All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $294 million in 2000-01, a decline of $94 million from 1999-2000.

      The DRRF is assumed by the DOB to be reclassified from the General Fund to the Capital Projects fund type in 2000-01. The 2000-01 Financial Plan reflects the deposit of an additional $250 million in General Fund receipts to DRRF in 2000-01, as well as $250 million in one-time resources from the State's share of tobacco settlement proceeds.

General Fund Closing Balance

      The DOB projects a closing balance of $1.14 billion in the General Fund for 2000-01. The balance is comprised of $627 million in the TSRF (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund
(CRF) (for litigation risks), $338 million in the Community Projects Fund (CPF) (for legislative initiatives) and $29 million in the Universal Pre-Kindergarten Fund.

      In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds.

      The closing fund balance also excludes $1.2 billion in the STAR (for future STAR payments) and $250 million in the DRRF (for 2001-02 debt reduction).

2001-02 State Financial Plan

      The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast and a proposed Capital Program and Financing Plan for the 2001-02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, the DOB does not anticipate any material revisions to the Financial Plan recommended by the Governor on January 16, 2001.

      The 2001-02 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8%) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6% to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from All Governmental Funds is expected to grow by 5.3%, increasing by $4.19 billion to $83.62 billion.

      There can be no assurance that the Legislature will enact into law the Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

General Fund

Projected General Fund Receipts

      The 2001-02 Financial Plan projects General Fund receipts, including transfers from other funds, of $42.46 billion, an increase of $2.34 billion over 2000-01. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5.1% during 2001-02.

      Personal Income Tax collections for 2001-02 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3%) over 2000-01. The growth is due in part to an estimated increase in income tax liability of 10.8% in 2000 and 5.1% in 2001. The large increase in liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.

      User tax and fee receipts in 2001-02 are projected at $7.44 billion, an increase of $20 million over 2000-01. Growth is affected by the incremental impact of approximately $140 million in enacted tax reductions, and the diversion of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 2.5%.

      Total business taxes are projected at $4.17 billion in 2001-02, a decrease of $292 million from 2000-01. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to decline by $161 million in 2001-02, mainly as the result of enacted tax reductions. Receipts are also expected to decline for the petroleum business tax ($88 million), bank tax ($46 million), and insurance tax ($27 million).

      Receipts from all other taxes, which include receipts from estate and gift levies, pari-mutuel taxes, and other minor sources, are projected to total $771 million in 2001-02, a decrease of $10 million from 2000-01.

      Miscellaneous receipts are projected to total $1.43 billion in 2001-02, a decrease of $71 million from the current year, largely as a result of a reduction in investment income

Projected General Fund Disbursements

      The State projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6%) over the revised projections for 2000-01. The growth in spending occurs throughout the Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

      Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education (6%), mental hygiene (6%), welfare assistance (4%), and children and families services (3%) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $27.77 billion in 2001-02, an increase of $914 million (3.4%) from the current fiscal year. The growth is comprised primarily of increases for school aid, Medicaid, health, and mental health, offset by decreases in welfare and the elimination of stock transfer incentive aid payments to New York City.

      General Fund spending for school aid is projected at $12.13 billion in 2001-02 (on a State: fiscal year basis) an increase of $612 million (5.3%). This increase, which on a school year basis is $382 million, will fund formula-based and categorical aid programs, as well as the "tail" of aid payable for the 2000-01 school year. The Executive Budget also recommends changes to expand the amount of flexible operating aid provided to schools across the State and to target new State resources to the highest-need school districts.

      Medicaid spending is estimated at $6.08 billion in 2001-02, an increase of $391 million (6.9%) from 2000-01. Underlying spending growth is projected at $670 million, but is moderated by $131 million in savings from proposed updates to the nursing home reimbursement methodology and about $150 million in additional Federal aid.

      Spending on welfare is projected at $1.01 billion, a decrease of $245 million (19.5%) from 2000-01. This projected decrease is largely attributable to continued declines in welfare caseload and increased Federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Credit that lowers State costs. Welfare caseload is projected at about 743,000 recipients in 2001-02, down 36,000 from 2000-01.

      Local assistance spending for Children and Families Services is projected at $881 million in 2001-02, up $43 million (5.1%) from 2000-01. The increase in General Fund spending includes added costs for the proposed child welfare financing reforms as well as an expansion in the Advantage After-School program funding.

      Mental hygiene programs are expected to grow by $128 million (8.6%) to almost $1.62 billion in 2001-02. The additional funding is for the New York State CARES program ($47 million), the Community Reinvestment program ($20 million), and other program enhancements, including inflationary increases and the annualization of prior-year initiatives ($38 million).

      Local assistance spending for health programs is projected at $602 million, up $110 million (22.4%) from 2000-01. This increase is primarily due to enhancements in the EPIC prescription drug program ($75 million), response to the West Nile Virus outbreak ($22 million), and State support for the Roswell Park Cancer Institute ($30 million), partially offset by lower spending of $32 million for one-time legislative initiatives.

      Spending for all other local assistance programs is projected to total $5.45 billion in 2001-02, a decrease of $124 million (2.2%) from 2000-01. This estimate includes higher State support for tuition assistance ($35 million), children with special educational needs ($28 million), county administration of welfare and Medicaid programs ($14 million), and the City University of New York
(CUNY) ($14 million). These increases are more than offset by the recommended elimination of spending identified by the Legislature as one-time initiatives in the 2000-01 Financial Plan, a reestimate of costs for reimbursing local governments for housing State-ready inmates in local jails ($40 million), and the proposed elimination of stock transfer incentive aid payments to New York City ($114 million).

      State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending is projected at $7.90 billion, an increase of $274 million, or 3.6% above 2000-01.

      The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($195 million), funding for technology initiatives ($43 million), health and mental hygiene programs ($75 million), and a recommended change in the accounting treatment of State university hospital revenues that directly finance hospital operations ($100 million). Under the proposal, hospital revenues that currently offset State Operations expenditures would pay for hospital fringe benefits costs currently charged to the General Fund; SUNY hospital revenue and spending will now be accounted for in the special revenue funds.

      The State's overall workforce is projected at 194,500 persons by the end of 2001-02, down about 500 from the end of 2000-01.

      General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of- taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

      Total spending for GSCs is projected to grow by $7 million (0.3%) to $2.59 billion in 200 1-02. The State expects health insurance rates in calendar year 2001 to grow by 11% ($138 million), primarily to cover the increasing cost of prescription drug, hospitalization and physician benefits for State employees. Modest increases are projected for other fringe benefits, including social security, workers' compensation, and dental insurance, but are offset by reduced payments for retirement incentives ($72 million) and the accounting of State university hospital fringe benefit costs ($100 million) discussed above.

      Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2%) increase over 2000-01. This increase is primarily due to bonding to support SUNY, CUNY, public protection, environmental and economic development purposes, offset by the projected savings generated from the use of the DRRF to defease high cost debt and from the new revenue bond proposal (which is discussed in more detail in "Debt and Other Financing Activities" below).

      Transfers in support of capital projects in 2001-02 are projected at $340 million, an increase of $105 million (44.7%) over 2000-01. The higher budgeted amount includes $69 million to the new Remedial Program Transfer Fund for hazardous waste remediation and $16 million for improvements to the Court of Appeals Building and the Justice Building in Albany.

      All other transfers are projected to increase by $79 million in 2001-02. Of this amount, $69 million represents the State's subsidy for SUNY hospitals. All other transfers increase by $10 million primarily as a result of the State's subsidy to the Court Facilities Incentive Aid Fund, which grows from $45 million in 2000-01 to $81 million in 2001-02 to support Judiciary capital projects. This latter increase is offset by the elimination of one-time transfers in 2000-01 to the State University Stabilization Fund ($17 million), and to the Miscellaneous Special Revenue Fund ($19 million) to pay for year 2000 computer compliance.

Non-Recurring Resources

      The DOB estimates that the 2000-01 State Financial Plan contains new actions that provide non-recurring resources or savings totaling approximately $36 million, excluding use of the 1999-2000 surplus. DOB reports that the 2001-02 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts are comprised of a payment from DASNY to the State ($28 million), and fund sweeps and transfers to the General Fund ($21 million) that periodically occur.

Outyear Projections of Receipts and Disbursements

      State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the DOB indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent State budgets. This estimate includes projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which DOB estimates have ranged from $5 billion to less than $1 billion.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of Federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance.

      The 2002-03 and 2003-04 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest, dividend and business income are expected to grow at rates consistent with the average growth in these components in recent years.

      It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors, including the rapid growth in the stock market noted above. The outyear projections anticipate a substantial moderation in the special factors that have produced the rapid receipts growth of recent years. Specifically, based on information from Wall Street analysts and an examination of relevant economic indicators, the outyear projections assume only small increases in financial sector business.

      From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

      The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies" or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.

      If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 and 1999-2000).

      The DOB estimates that General Fund receipts will total $41.13 billion in 2002-03 and $42.37 billion in 2003-04. The receipts forecast is based on the DOB's economic forecast, adjusted to incorporate the incremental impact of enacted and proposed tax reductions, prior refund reserve transactions, and the continued earmarking of receipts for dedicated highway purposes.

      Personal income tax receipts are projected to increase to $25.26 billion in 2002-03 and $26.54 billion in 2003-04. The estimates are affected by the impact of expected refund reserve transactions, a reduction in the growth in underlying liability, and the estimated costs of the enacted STAR and proposed Co-STAR tax reduction plans.

      Income tax growth in both fiscal years is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business income.

      The DOB currently projects spending to grow by $2.46 billion (6.0%) in 2002-03 and $1.49 billion (3.4%) in 2003-04. Overall, General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because the Financial Plan does not include costs for new collective bargaining contracts after the current agreements expire by April 2003 and assumes the remaining balance in the CPF ($188 million) is spent by the end of 2002-03.

Other Governmental Funds

      In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

      All Governmental Funds spending is estimated at $77.53 billion in 2000-01, an increase of $4.17 billion or 5.7% above the prior year. When spending for the STAR tax relief program is excluded, spending growth is 4.6%. The spending growth is comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).

Special Revenue Funds

      Total disbursements in the 2000-01 Financial Plan for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5% over 1999-2000. Special Revenue Funds include Federal grants and State special revenue funds.

      Federal grants are projected to comprise 69% of all Special Revenue Funds spending in 2000-01, comparable to prior years. Disbursements from Federal funds are estimated at $22.87 billion, an increase of $798 million or 3.6%. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2000-01, Medicaid spending is projected at $14.93 billion, an increase of $396 million over 1999-2000. The remaining growth in Federal funds is primarily for the Child Health Plus program, which is estimated at to increase by $86 million in 2000-01, as well as increased spending in various social service programs.

      State special revenue spending is projected to be $10.38 billion, an increase of $1.23 billion or 13.5% from the last fiscal year. The spending reflects the next phase of the STAR program valued at $2.0 billion (up $785 million from 1999-2000), and $617 million in additional spending resulting from HCRA 2000. This growth is offset by decreased spending of $176 million due to the elimination of medical provider assessments on January 1, 2000.

      In 2001-02, the DOB projects disbursements of $36.47 billion from special revenue funds derived from both State and Federal sources, an increase of $2.57 billion or 7.6% over 2000-01. Disbursements from State special revenue funds are projected at $11.68 billion, an increase of $ 1.11 billion or 10.5% from 2000-01. Disbursements for STAR are projected to increase by $694 million from 2000-01, accounting for most of the year-to-year growth in State spending from special revenue funds. Disbursements from Federal special revenue funds, which account for approximately three-quarters of all special revenue spending, are estimated at $24.79 billion in 2001-02, an increase of $1.46 billion or 6.3% from 2000-01. The year-to-year growth in Federal special revenue fund spending is primarily supported by higher projected Federal payments for the Medicaid program, which is projected to grow by $962 million from 2000-01.

Capital Projects Funds

      Spending from Capital Projects Funds in 2000-01 is projected at $4.35 billion, an increase of $124 million or 2.9% from last fiscal year. The increase is attributed to $184 million for new capital projects, primarily for transportation, economic development, the environment and education and planned increases for school construction and economic development programs.

      Disbursements from Capital Projects Funds in 2001-02 are estimated at $5.0 billion, or $627 million higher than 2000-01. The proposed spending plan includes: $2.9 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $822 million for environmental activities; $203 million for public protection; $426 million for education, including SUNY and CUNY; and $184 million for mental hygiene projects.

      Capital spending in 2000-01 and 2001-02 is financed with a mix of pay-as-you-go and bonded resources. The portion of spending financed with pay-as-you-go resources increases from 57% in 2000-01 to 61% in 2001-02 and reflects the use of a portion of $750 million in deposits to the DRRF to pay cash for certain transportation projects.

Debt Service Funds

      Spending from Debt Service Funds is estimated at $3.79 billion in 2000-01, up $206 million or 5.7% from 1999-2000. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the year-to-year growth. Debt service for educational purposes, including State and City university programs financed through the Dormitory Authority of the State of New York (DASNY), will increase by $59 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

      Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

GAAP-Basis Financial Plan (2000-01)

      State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September first of each year. The State bases its GAAP projections on the cash estimates in the Mid-Year Update and the actual results for 1999-2000 as reported by the State Comptroller on July 28, 2000.

      The State ended 1999-2000 with an accumulated General Fund surplus of $3.93 billion, as measured by GAAP, marking the third consecutive fiscal year that has ended with an accumulated surplus. The State expects to close the 2000-01 Fiscal Year and the 2001-02 Fiscal Year with a positive GAAP balance of $1.93 billion in the General Fund.

      In 2000-01, the General Fund GAAP Financial Plan projects total revenues of $37.66 billion, total expenditures of $39.69 billion, and net other financing sources of $35 million. In 2001-02, projections show total revenues of $40.87 billion, total expenditures of $40.68 billion and net other financing uses of $190 million. At the end of 2001-02, the accumulated General Fund GAAP surplus is projected to be $1.9 billion.

Special Considerations

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Financial Plan is also necessarily based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in Federal tax law, which could substantially alter the current receipts forecast.

      The State's outyear projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Appendix.

      There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.

      Moreover, over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in Financial Plan forecasts. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected.

      An ongoing risk to the State Financial Plans arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $150 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

      The Health Care Financing Administration (HCFA) issued an interim rule in October 2000, that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit (UPL) methodology. Since that time, HCFA issued a final rule on January 12, 2001. The HCFA rule modifies how states are required to calculate their Medicaid UPL. It is anticipated that implementation of this rule would require New York State to phase-out most of its nursing home Intergovernmental Transfer (IGT) payments over a five-year period beginning in State Fiscal Year 2002-03. Upon full implementation of the rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

      Congress recently enacted legislation (the Balanced Budget Further Refinement Act) which mitigates much of the negative impact of the rule through State Fiscal Year 2004-05 by increasing the cap on facility- specific Disproportionate Share Hospital Program (DSH) payments to 175% for two years.

      It is currently expected that the net impact of the nursing home IGT phase-out and the increase in facility-specific DSH caps will result in a cumulative State Financial Plan savings of $135 million between State Fiscal Year 2002-03 and State Fiscal Year 2004-05. However, since the nursing home IGT phase-out commences in State Fiscal Year 2002-03 (one year before the DSH cap increases), the Financial Plan will lose $81 million in State Fiscal Year 2002-03.

      The DOB believes that its projections of receipts and disbursements relating to the current and proposed State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Update. In the past, the State has taken management actions to address potential financial plan shortfalls, and the DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against these risks, the State has projected reserves of $2.26 billion in 2001-02.

      The State's Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

      The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from projections. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and may take similar actions should adverse variances occur in its projections for the current fiscal year.

GAAP-Basis Results for Prior Fiscal Years

1999-2000 Fiscal Year

      The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).

General Fund

      The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.

      The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the DRRF to the General Fund.

      General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.

      General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.

      Net other financing sources in the General Fund increased $192 million (45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.

Special Revenue, Debt Service and Capital Projects Fund Types

      An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, Federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).

      Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.

      An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because Federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%).

1998-99 Fiscal Year

      The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

1997-98 Fiscal Year

      The State completed its 1997-98 fiscal year with a combined governmental funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset, in part, by an operating deficit of $43 million in Debt Service Funds.

Cash-Basis Results for Prior Fiscal Years

General Fund 1997-98 through 1999-2000

      New York State's financial operations have improved during recent fiscal years. During its last eight fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1999-2000 Fiscal Year

      The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.51 billion. As in recent years, strong growth in receipts above forecasted accounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

      The State reported a General Fund closing balance of $1.17 billion, an increase of $275 million from the prior fiscal year. The balance was held in four accounts within the General Fund: TSRF, CRF the Debt Reduction Reserve Fund
(DRRF) and CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

      The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6% from 1998-99 levels. General Fund disbursements and transfers to other funds totaled $37.17 billion for the 1999-2000 fiscal year, an increase of 1.6% from the prior fiscal year.

1998-99 Fiscal Year

      The State ended its 1998-99 fiscal year on March 31, 1999, in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and securities industries.

      The General Fund had a closing balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, in following a $39 million deposit in 1998-99. The CPF closed the fiscal year with a balance of $312 million. The General Fund closing balance did not include $2.31 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1999.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an annual increase of 6.2% over 1997-98. General Fund disbursements and transfers to other funds were $36.57 billion, an annual increase of 6.1%.

1997-98 Fiscal Year

      The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

      The General Fund closing balance was $638 million, an increase of $205 million from the prior fiscal year. The balance included $400 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. (The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.)

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an increase of 4.9% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $34.47 billion, an increase of 4.8%.

Other Governmental Funds (1997-98 through 1999-00)

      Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities.

      In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion over the last three years, primarily as a result of increased costs for the Federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds increased over the three-year period from $3.57 billion to $4.22 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts also has changed as dedicated taxes, Federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. Disbursements in this fund type increased from $3.09 billion to $3.59 billion over the three-year period.

The New York Economy

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

      The economic forecast of the State has also been modified from the Mid-Year Update to reflect changes in the national outlook. Continued growth is projected for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6% in 2001 and 3.9% in 2002. Bonus payments are projected to grow 2.4% in 2001 and 3.6% in 2002, representing distinctly lower growth than the 19.4% rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

      Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Given the recent volatility in financial markets, such uncertainties are particulary pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

      Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

      Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Economic and Demographic Trends

      In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Debt and Other Financing Activities

      Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

      The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

      The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

      Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.

      The proposed 2001-02 through 2005-06 Capital Program and Financing Plan was released with the 2001-02 Executive Budget on January 16, 2001. The proposed Plan projects capital spending of $4.96 billion in 2001-02. The capital spending is proposed to be financed with a mixture of authority bonds (33%), State and Federal pay-as-you go resources (32% and 29%, respectively), and general obligation bonds (6%). The Plan's projected levels of debt issuances and debt service costs for 2000-01, 2001-02, and the remaining four years of the Plan are projected to be well below the debt caps and limitations imposed by the Debt Reform Act of 2000. The Act, which applies to all new State-supported debt issued on and after April 1, 2000 imposed:

o A phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt levels for 2000-01 are projected to be 5.7% of personal income).

o A phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5.2%).

o A limit on the use of debt to capital works and purposes only and a limit on the maximum term of new State-supported debt to 30 years.

      The Executive Budget also proposes a constitutional debt reform bill that would mandate the caps and limitations imposed by the Debt Reform Act, ban "back door" borrowing, authorize a limited amount of revenue debt, ensure that at least one-half of all new debt is approved by the voters, and authorize multiple general obligation bond act proposals. The earliest the constitutional debt reform bill could take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2004.

      State-supported debt levels and debt service costs projected for 2000-01, 2001-02, and the remaining years of the Plan reflect the use of $750 million in DRRF deposits. As planned, $500 million was used in 2000-01, of which $421 million was used to defease certain bonds issued by DASNY), Housing Finance Agency (HFA), and Environmental Facilities Corporation (EFC),where the debt service was paid by the State. The balance is expected to be used to pay for projects that are authorized to be financed with bonds. In the 2001-02 fiscal year, the $250 million balance is proposed to be used to provide pay-as-you-go resources to finance certain transportation projects.

      The 2001-02 Executive Budget also proposes a new statutory revenue debt structure. The proposed revenue debt that would be supported by a pledge of 25% of State personal income tax receipts (subject to appropriation), issued in lieu of currently authorized State-appropriation-backed debt and subject to the caps and limitations imposed by the Debt Reform Act. The proposed revenue debt structure is similar to LGAC bonds and will provide a framework to implement a revenue debt structure which would be authorized by the proposed constitutional debt reform bill.

      Efforts to reduce debt unanticipated delays in the advancement of certain projects, and revisions to estimated financing needs are expected to reduce borrowings in 2000-01. The State's 2000-01 borrowing plan now projects issuances of $281 million in general obligation bonds and $56 million in Certificates of Participation to finance the purchase of new welfare computer systems.

      Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.36 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01. Included therein are borrowings by: (i) DASNY for SUNY; CUNY; mental health and educational facilities including RESCUE (school construction) and the Judicial Training Institute; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program, (iii) Urban Development Corporation (doing business as the Empire State Development Corporation) for prison facilities; (iv) HFA for Service Contract Obligation Revenue bonds; and (v) EFC for water pollution control and Pipeline for Jobs (Jobs 2000).

      The projection of State borrowings are subject to change as market conditions, interest rates and other factors vary.

Public Authorities

      The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

      The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

      Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this Appendix, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

Metropolitan Transportation Authority

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-04 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation system by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

      The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program or parts thereof will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

The City of New York

      The fiscal health of the State also may be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

      In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

Fiscal Oversight

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Monitoring Agencies

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with its Financial Plan. According to staff reports, economic growth in New York City has been very strong in recent years, led by a surge in Wall Street profitability which resulted in increased tax revenues and produced a substantial surplus for the City in City fiscal years 1996-97, 1997-98 and 1998-99. For its 1999-2000 fiscal year, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-01 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of tax reductions enacted since City fiscal year 1994-1995 has totals over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.1 billion by City fiscal year 2004-05.

Other Localities

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget increased General Purpose State Aid for local governments by $11 million to $562 million.

      While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

      To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

Litigation

General

      The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

      The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

      The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

      Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

Tax Law

      In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

Line Item Veto

      In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999, the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals.

Real Property Claims

      The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

      In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a Federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

      Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions, but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a Federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. On July 17, 2000, a bench hearing was commenced to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiffs claims of ownership of the islands of the Niagara River on summary judgment motions without a trial.

Civil Rights Claims

      In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss.1983 and the Equal Educational Opportunity Act, 20 USC ss.ss.1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

      In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

      On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The city of Yonkers and the Yonkers Board of Education cross appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

      On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders.

      On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all of these funding orders have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order.

      School Aid

      In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

      This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

      The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State has announced that it intends to appeal.

State Programs

Medicaid

      Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss.2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of Federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2% and 3.8% assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999, the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

Food Stamp Program

      In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a Federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiffs' motion and granted defendants' motion and dismissed the case.

Proprietary Schools

      In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC ss. 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari.

                                   APPENDIX B

                                Rating Categories

      Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG-U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'



                  DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND


                            PART C. OTHER INFORMATION
                            -------------------------

 Item 23.   Exhibits.
-------     ------------------------------------------------------

(a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996. Articles of Amendment are incorporated by reference to Exhibit
            (1)(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.


(b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 28, 2000.


(d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on August 31, 1995.


(e) Distribution Agreement. Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 28, 2000.


(g)(i) Registrant's Amended and Restated Custody Agreement with The Bank of New York is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996. Registrant's Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit
            (8)(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.


(g)(ii)     Amendment to Custody Agreement.

(g)(iii)    Foreign Custody Manager Agreement.


(i) Registrant's Opinion of Counsel of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

(j)         Consent of Ernst & Young LLP, Independent Auditors.

(m)         Shareholder Services Plan is incorporated by reference to Exhibit
            (9) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on August 31, 1995.


(p) Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 28, 2000.


Other Exhibits


(a)         Powers of Attorney are incorporated by reference to Other Exhibits
            (a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September 28, 2000.

(b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment 18 to the Registration Statement on Form N-1A filed on September 28, 2000.


Item 24.    Persons Controlled by or under Common Control with Registrants
-------     --------------------------------------------------------------

            Not Applicable.

Item 25.    Indemnification
            ---------------

            The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Exhibit (e) of Part C of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 28, 2000.

            Reference is also made to the Distribution Agreement attached as Exhibit (e) of this Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A.


Item 26.    Business and Other Connections of the Fund's Investment Adviser
-------     ---------------------------------------------------------------


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------


                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates


MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Stephen R. Byers                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Chief Investment
Officer, Director of Investments   Gruntal & Co., LLC                    Partner                       5/97 - 11/99
and Senior Vice President          650 Madison Avenue                    Director                      5/97 - 11/99
                                   New York, NY 10022                    Member of Executive           5/97 - 11/99
                                                                         Committee
                                                                         Executive Vice President      6/99 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
                                                                         Treasurer                     5/97 - 6/99

Stephen E. Canter                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
President, Chief Executive         Dreyfus Investment                    Chairman of the Board         1/97 - Present
Officer and Chief Operating        Advisors, Inc.++                      Director                      5/95 - Present
Officer                                                                  President                     5/95 - Present

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland





Michael G. Millard                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Director
                                   Dreyfus Service Corporation++         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - Present
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division
                                                                         Senior Vice President -       5/97 - 5/98
                                                                         Dreyfus Investment Division
                                                                         Account Executive             4/96 - 5/97




J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Executive Vice President,
and Secretary                      The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Senior Vice President - Product                                          Marketing and Advertising
Development                                                              Division

PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.




Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Premier Fixed Income Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)      Dreyfus Pennsylvania Municipal Money Market Fund
62)      Dreyfus Premier California Municipal Bond Fund
63)      Dreyfus Premier Equity Funds, Inc.
64)      Dreyfus Premier International Funds, Inc.
65)      Dreyfus Premier GNMA Fund
66)      Dreyfus Premier Opportunity Funds
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Value Equity Funds
72)      Dreyfus Short-Intermediate Government Fund
73)      Dreyfus Short-Intermediate Municipal Bond Fund
74)      The Dreyfus Socially Responsible Growth Fund, Inc.
75)      Dreyfus Stock Index Fund
76)      Dreyfus Tax Exempt Cash Management
77)      The Dreyfus Premier Third Century Fund, Inc.
78)      Dreyfus Treasury Cash Management
79)      Dreyfus Treasury Prime Cash Management
80)      Dreyfus Variable Investment Fund
81)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)      General California Municipal Bond Fund, Inc.
83)      General California Municipal Money Market Fund
84)      General Government Securities Money Market Funds, Inc.
85)      General Money Market Fund, Inc.
86)      General Municipal Bond Fund, Inc.
87)      General Municipal Money Market Funds, Inc.
88)      General New York Municipal Bond Fund, Inc.
89)      General New York Municipal Money Market Fund
90)      MPAM Funds Trust




(b)

                                                                                                 Positions and
Name and principal                                                                               offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------



Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President and Director                      None
Charles Cardona *                     Executive Vice President and Director                      Executive Vice
                                                                                                 President
Anthony DeVivio **                    Executive Vice President and Director                      None
Jude C. Metcalfe **                   Executive Vice President                                   None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President                                   None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
James Book ****                       Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice Prsident                                       None
William Glenn *                       Senior Vice President                                      None
Lawrence S. Kash *                    Senior Vice President                                      None
Michael Millard **                    Director                                                   None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             None
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 6500 Wilshire Boulevard, 8th Floor, Los Angles, CA 90048.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
+    Principal business address is One Boston Place, Boston, MA 02108.




Item 28.       Location of Accounts and Records
-------        --------------------------------


               1.     The Bank of New York
                      100 Church Street
                      New York, NY 10286

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9263
                      Boston, MA 02205-8501

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166


Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of September, 2001.


                       DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

                 BY:   /s/Stephen E. Canter*
                       ------------------------------------------
                       Stephen E. Canter, PRESIDENT

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signatures                      Title                        Date
--------------------------         -------------------------------    ---------


/s/Stephen E. Canter*              President and Treasurer            09/28/01
______________________________     (Principal Executive, Financial
Stephen E. Canter                  and Accounting Officer)

/s/Joseph Connolly*                Vice President and Assistant       09/28/01
_____________________________      Treasurer (Principal Accounting
Joseph Connolly                    Officer)

/s/Joseph S. DiMartino*            Chairman of the Board              09/28/01
-----------------------------
Joseph S. DiMartino

/s/David W. Burke*                 Board member                       09/28/01
------------------------------
David W. Burke

/s/Samuel Chase*                   Board member                       09/28/01
-----------------------------
Samuel Chase

/s/Gordon J. Davis*                Board member                       09/28/01
-----------------------------
Gordon J. Davis

/s/Joni Evans*                     Board member                       09/28/01
-----------------------------
Joni Evans

/s/Arnold S. Hiatt*                Board member                       09/28/01
-----------------------------
Arnold S. Hiatt

/s/Burton N. Wallack*              Board member                       09/28/01
-----------------------------
Burton N. Wallack


BY:        /s/John B. Hammalian*
           --------------------
           John B. Hammalian
           Attorney-in-Fact


                                INDEX OF EXHIBITS

Exhibit No.


23(e)                         Distribution Agreement
23(g)(ii)                     Amendment to Custody Agreement
23(g)(iii)                    Foreign Custody Manager Agreement
23(j)                         Consent of Ernst & Young LLP